Exhibit 10.1

THIRD AMENDMENT

to that certain

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT, dated as of September 30, 2009 (this “Amendment”), is made in connection with that certain Third Amended and Restated Credit Agreement, dated as of March 16, 2006 (the "Credit Agreement"), among Columbus McKinnon Corporation (the "Borrower"), the Guarantors named therein, the lending institutions party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.  Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the Lenders are willing to amend certain terms and provisions of the Credit Agreement, but only on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

§1.           Amendments.

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the correct alphabetical order:

“PILOT Leases” means those certain leases between the Borrower and/or its Subsidiaries and the (i) the city of Lexington, Tennessee and (ii) the city of Chattanooga, Tennessee and the county of Hamilton, Tennessee and/or an authority or other designee of such entities in connection with the acquisition of new equipment and the relocation of certain existing equipment of the Borrower, its Subsidiaries or its Affiliates.  All of such equipment will be used at the Borrower’s existing facilities located in the city of Lexington, Tennessee and the city of Chattanooga, Tennessee.

(b)           Section 7.03 of the Credit Agreement is hereby amended by amending and restating the proviso contained in clause (e) thereof so that it reads, in its entirety, as follows:  “; provided, however, that (i) the aggregate amount of such Indebtedness at any one time outstanding shall not exceed $6,000,000 and (ii) the aggregate amount of Indebtedness in respect of the PILOT Leases shall not exceed $11,000,000.

§2.           Affirmation and Acknowledgment. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the

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other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under the Credit Agreement as amended hereby.  Each Guarantor hereby acknowledges and consents to this Amendment and agrees that its Guaranty remains in full force and effect, and each such Guarantor confirms and ratifies all of its Guaranty obligations under the Credit Agreement and the other Loan Documents.  The Borrower and the Guarantors hereby confirm that the Obligations or Guaranty obligations under the Credit Agreement, as the case may be, are and remain secured pursuant to the Credit Agreement and the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower or such Guarantor, as security for the Obligations or Guaranty obligations under the Credit Agreement, as the case may be.

§3.           Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders as follows:

(a)
The execution and delivery by the Borrower and the Guarantors of this Amendment, and the performance by the Borrower and the Guarantors of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower and the Guarantors and have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and the Guarantors, and do not contravene any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or the Borrower's or any Guarantor’s charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower or any Guarantor.

(b)
This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights or general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

(c)
Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby.

(d)
The representations and warranties contained in Article V of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not

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materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

(e)
The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

§4.           Conditions to Effectiveness.  The effectiveness of this Amendment shall be conditioned upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders

§5.           Counterparts.  This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§6.           Delivery by Electronic Means.  This Amendment, to the extent signed and delivered by means of a facsimile machine or PDF email attachment, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or PDF email attachment to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or PDF email attachment as a defense to the formation of a contract and each party forever waives such defense.

§7.           Miscellaneous Provisions.

(a)           Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

(b)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c)           Pursuant to Section 10.04 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing,

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reproducing and negotiating this Amendment, will be for the account of the Borrower whether or not this Amendment is consummated.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first written above.

BORROWER

COLUMBUS MCKINNON CORPORATION

By:  /s/ Karen L. Howard
Name: Karen L. Howard
Title: Vice President

GUARANTORS

YALE INDUSTRIAL PRODUCTS, INC.

By:  /s/ Karen L. Howard
Name: Karen L. Howard
Title: Vice President

CRANE EQUIPMENT & SERVICE, INC.

By:  /s/ Karen L. Howard
Name: Karen L. Howard
                                                                                Title: Vice President

AUDUBON EUROPE S.A.R.L.

By:  /s/ Karen L. Howard
Name: Karen L. Howard
                                                                                Title: Vice President

By:  /s/ Dominique Ransquin
Name: Dominique Ransquin
Title: Manager

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BANK OF AMERICA, N.A.,
as Administrative Agent

By:  /s/ Angelo M. Martorana
Name: Angelo M. Martorana
Title:   Assistant Vice President

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BANK OF AMERICA, N.A.
as Lender, L/C Issuer and Swing Line Lender

By:  /s/ Colleen O’Brien
Name:  Colleen O’Brien
Title: Senior Vice President

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RBS CITIZENS, NATIONAL ASSOCIATION

By:  /s/ Thomas Giles
Name: Thomas Giles
Title:   Senior Vice President

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MANUFACTURERS AND TRADERS TRUST COMPANY

By:  /s/ Andrew M. Constantino
Name:  Andrew M. Constantino
Title:   Vice President

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JPMORGAN CHASE BANK, N.A.

By:  /s/ Karen L. Mikols
Name:  Karen L. Mikols
Title:   Assistant Vice President

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NATIONAL CITY BANK

By:  /s/ Brian V. Ciaverella
Name:  Brian V. Ciaverella
Title:   Executive Vice President

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FIRST NIAGARA BANK

By:  /s/ James A. Rahill
Name:  James A. Rahill
Title:   Vice President

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